Exhibit 2

HORIZON ENERGY DEVELOPMENT, INC.
INCOME STATEMENT
(Unaudited)

                                                        Three Months Ended
                                                          March 31, 2002
                                                          --------------

Operating Revenue:
  Operating Revenue                                         $34,644,533
                                                            -----------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                  16,877,011
  Operation Expenses                                          6,031,072
  Maintenance Expenses                                              294
  Property, Franchise & Other Taxes                             625,844
  Depreciation, Depletion & Amortization                      2,830,479
                                                            -----------
Operating Expenses                                           26,364,700
                                                            -----------
Operating Income                                              8,279,833
                                                            -----------

Other Income                                                    355,039
                                                            -----------

Interest Charges                                              2,087,613
                                                            -----------

Income Before Income Taxes                                    6,547,259
                                                            -----------

Income Taxes - Current                                        1,197,021
Income Taxes - Deferred                                         230,365
                                                            -----------
                                                              1,427,386
                                                            -----------

Minority Interest in Foreign Subsidiaries                    (1,346,196)
                                                            -----------

Net Income                                                   $3,773,677
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